Commitments and Contingencies, Minimum lease obligations (Details) $ in Millions	12 Months Ended
Dec. 31, 2016 USD ($)
Commitments and Contingencies Disclosure [Abstract]
Operating leases	TDS and its subsidiaries have leases for certain plant facilities, office space, retail store sites, cell sites, data centers and data-processing equipment which are accounted for as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and calculated on a straight-line basis over the defined lease term.
Operating Leases Future Minimum Payments Due
2017	$ 158
2018	143
2019	130
2020	117
2021	106
Thereafter	816
Total	1,470
Operating Leases Future Minimum Receipts
2017	50
2018	42
2019	33
2020	22
2021	8
Thereafter	1
Total	$ 156